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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




         Date of Report (Date of earliest event reported): JUNE 20, 2001





                          SCB COMPUTER TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)





         TENNESSEE                     000-27694               62-1201561
(State or other jurisdiction          (Commission             (IRS Employer
     of  incorporation)               File Number)        Identification Number)


3800 FOREST HILL-IRENE ROAD, SUITE 100, MEMPHIS, TENNESSEE        38125
           (Address of principal executive offices)             (Zip Code)


       Registrant's telephone number, including area code: (901) 754-6577


                                       N/A

          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 20, 2001, Partners Resources Inc., a wholly-owned subsidiary of SCB Computer Technology, Inc. (the "Company"), sold substantially all the assets of its Enterprise Resource Planning ("ERP") business unit to OneNeck IT Services, Corporation, a company formed by a management group of the ERP unit, for $10.5 million in cash. The assets sold consisted primarily of the equipment, real estate leases, trade accounts receivable, contract interests, intellectual property, business books and records, and goodwill of the ERP business. The purchase price was negotiated at arms length between the parties, taking into account the historical operating results and existing customer relationships of the ERP business. The Company used substantially all the proceeds from the sale to reduce its bank debt.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

       (b) Pro Forma Financial Information

       The following unaudited pro forma condensed consolidated balance sheet as of January 31, 2001, is presented as if the transaction had occurred as of that date. The unaudited pro forma condensed consolidated statements of operations for the nine months ended January 31, 2001, and the year ended April 30, 2000, are presented as if the transaction had occurred as of May 1, 2000, and May 1, 1999, respectively.

       The pro forma adjustments represent, in the opinion of management, all adjustments necessary to present the Company's pro forma results of operations and financial position in accordance with Article 11 of Regulation S-X and are based upon available information and certain assumptions considered reasonable under the circumstances.

       The pro forma condensed consolidated financial statements should be read in conjunction with the Company's unaudited condensed consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended January 31, 2001, and the audited consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 2000. The pro forma information may not necessarily be indicative of what the Company's results of operations or financial position would have been had the transaction been in effect as of and for the periods presented, nor is such information necessarily indicative of the Company's results of operations or financial position for any future period or date.

SCB Computer Technology, Inc.
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
(In thousands)

                                                               January 31, 2001
                                                   ----------------------------------------
                                                                  Pro Forma
                                                   Historical    Adjustments      Pro Forma
                                                   ----------    -----------      ---------
ASSETS
Current assets:
  Cash and cash equivalents                         $  1,201      $     --         $  1,201
  Trade, net of allowance for doubtful accounts       19,542        (3,176)(a)       16,366
  Current portion of leases                           10,606            --           10,606
  Other current assets                                 7,721          (102)(a)        7,619
                                                    --------      --------         --------
    Total current assets                              39,070        (3,278)          35,792
Investment in leasing activities                       6,535            --            6,535
Fixed assets:
   Furniture, fixtures, and equipment                 32,896        (2,715)(a)       30,181
   Accumulated depreciation                          (15,938)        1,443 (a)      (14,495)
                                                    --------      --------         --------
                                                      16,958        (1,272)          15,686
Goodwill, net of accumulated amortization              4,892        (4,892)(a)           --
Other                                                 10,081            --           10,081
                                                    --------      --------         --------
Total Assets                                        $ 77,536      $ (9,442)        $ 68,094
                                                    ========      ========         ========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
   Accounts payable-trade                           $  1,402      $    (85)(a)     $  1,317
   Accrued expenses                                    8,694          (409)(a)        7,285
                                                                    (1,000)(b)
   Current portion of long term debt                  29,851        (8,500)(b)       21,351
   Current portion of nonrecourse debt                 7,411            --            7,411
   Deferred revenue                                    1,012            --            1,012
   Accrued federal and state income taxes                 --           218 (c)          218
                                                    --------      --------         --------
Total current liabilities                             48,370        (9,776)          38,594
                                                    --------      --------         --------

Long term debt                                         4,334                          4,334
Notes payable - nonrecourse                            5,952            --            5,952
Other long term liabilities                            3,997                          3,997
Shareholders' equity                                  14,883           334 (c)       15,217
                                                    --------      --------         --------

Total Liabilities and Shareholders' Equity          $ 77,536      $ (9,442)        $ 68,094
                                                    ========      ========         ========





See accompanying notes

SCB Computer Technology, Inc.
Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands)

                                                        Nine-month period ended January 31, 2001
                                                -------------------------------------------------------
                                                                              Pro Forma
                                                Historical    Disposition(d)  Adjustment      Pro Forma
                                                ----------    --------------  ----------      ---------
Revenue                                          $ 100,150      $   12,968            --      $  87,182
Cost of services                                    70,738           7,262            --         63,476
                                                 ---------      ----------    ----------      ---------
Gross profit                                        29,412           5,706            --         23,706

Selling, general and administrative expenses        27,585           6,921            --         20,664
Impairment and other charges                        38,378              --            --         38,378
                                                 ---------      ----------    ----------      ---------
Income (loss) from operations                      (36,551)         (1,215)           --        (35,336)

Other income (expenses)
   Loss on disposal of assets                           34              --            --             34
   Net interest expense                              3,072              73          (669)(e)      2,330
   Other, net                                        1,419              --            --          1,419
                                                 ---------      ----------    ----------      ---------
   Total other income (expenses)                    (1,687)            (73)          669           (945)
                                                 ---------      ----------    ----------      ---------
Income (loss) before income taxes                  (38,238)         (1,288)          669        (36,281)

Income tax expense (benefit)                        (5,548)           (509)          264 (e)     (4,775)
                                                 ---------      ----------    ----------      ---------

Net loss                                         $ (32,690)     $     (779)   $      405      $ (31,506)
                                                 =========      ==========    ==========      =========

Net income (loss) per share - basic              $   (1.31)                                   $   (1.26)
                                                 =========                                    =========
Net income (loss) per share - diluted            $   (1.31)                                   $   (1.26)
                                                 =========                                    =========
Weighted average number of common
    shares - basic                                  25,045                                       25,045
                                                 =========                                    =========
Weighted average number of common
    shares - diluted                                25,045                                       25,045
                                                 =========                                    =========






See accompanying notes

SCB Computer Technology, Inc.
Pro Forma Condensed Consolidated Statement of Operations (Unaudited) (In thousands)


                                                          Fiscal Year ended April 30, 2000
                                                -------------------------------------------------------
                                                                              Pro Forma
                                                Historical    Disposition(d)  Adjustment      Pro Forma
                                                ----------    --------------  ----------      ---------
Revenue                                          $ 157,957      $   22,640            --      $ 135,317
Cost of services                                   118,069          15,126            --        102,943
Provision for contract losses                          849             849            --             --
                                                 ---------      ----------    ----------      ---------
Gross profit                                        39,039           6,665            --         32,374

Selling, general and administrative expenses        45,904           6,980            --         38,924
Impairment of assets                                 2,631              --            --          2,631
                                                 ---------      ----------    ----------      ---------
Income (loss) from operations                       (9,496)           (315)           --         (9,181)

Other income (expenses)
   Interest income                                      66              --            --             66
   Interest expense                                  4,251              --          (893)(e)      3,358
   Other, net                                          418              --            --            418
                                                 ---------      ----------    ----------      ---------
   Total other income (expenses)                    (3,767)             --           893         (2,874)
                                                 ---------      ----------    ----------      ---------
Income (loss) before income taxes                  (13,263)           (315)          893        (12,055)

Income tax expense (benefit)                        (4,923)           (111)          353 (e)     (4,459)
                                                 ---------      ----------    ----------      ---------
Net income (loss)                                $  (8,340)     $     (204)   $      540      $  (7,596)
                                                 =========      ==========    ==========      =========
Net income (loss) per share - basic              $   (0.34)                                   $   (0.31)
                                                 =========                                    =========
Net income (loss) per share - diluted            $   (0.34)                                   $   (0.31)
                                                 =========                                    =========
Weighted average number of common
    shares - basic                                  24,763                                       24,763
                                                 =========                                    =========
Weighted average number of common
    shares - diluted                                24,763                                       24,763
                                                 =========                                    =========










See accompanying notes


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Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

The accompanying pro forma condensed consolidated financial statements give effect to the following pro forma adjustments necessary to reflect the sale of substantially all of the ERP unit's assets as if the transaction occurred at the date indicated in the introduction:

(a)      Represents the elimination of the ERP unit's assets sold.

(b) Represents the use of net cash proceeds from the ERP sale of $9.5 million.

(c) Represents the gain, net of taxes, on the sale of the ERP unit's assets as if the transaction had occurred on January 31, 2001. The gain of $552 was not included in these pro forma consolidated statements of income.

(d) Represents the ERP business unit and ERP corporate divisional results of operations.

(e) Represents the reduction in interest expense resulting from the use of cash proceeds to reduce debt.

       (c)    Exhibits

              The exhibit listed in the Exhibit Index following the signature page of this report is filed as part of this report.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 3, 2001

                                    SCB COMPUTER TECHNOLOGY, INC.



                                    By:          /s/ Michael J. Boling
                                        ----------------------------------------
                                                    Michael J. Boling
                                              Executive Vice President and
                                                 Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number                         Description of Exhibit
------                         ----------------------


  2      Asset Purchase Agreement dated as of June 12, 2001, among Partners
         Resources Inc., the Company, Partners Capital Group, Charles A.
         Vermillion, Scott R. Meyer, and OneNeck IT Services, Corporation.
         Schedules and exhibits have been omitted from this filing. The Company will furnish, as supplementary information, a copy of the omitted material to the Securities and Exchange Commission upon request.